                                 FIRST AMENDMENT


         FIRST AMENDMENT, dated as of October 26, 1999 (this "Amendment"), to the Credit Agreement, dated as of February 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARMOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), FIRST UNION NATIONAL BANK, SUNTRUST BANK, NORTH FLORIDA, N.A., and the other lenders from time to time parties to the Agreement (the "Lenders"), BANK OF AMERICA, N.A. (formerly NATIONSBANK, N.A.), a national banking association, as documentation agent (in such capacity, the "documentation Agent") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian banking corporation, as administrative agent, (in such capacity, the "Administrative Agent") for the Lenders.

RECITALS

         The Borrower has requested that the Administrative Agent, the Documentation Agent and the Lenders agree to amend certain provisions of the Credit Agreement. The Administrative Agent, the Documentation Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Lenders hereby as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2. 2. Amendment. Section 10.8 of the Existing Credit Agreement is hereby amended by deleting the reference to "$10,000,000" and substituting in lieu thereof "$25,000,000".

3. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that this Amendment has been duly executed and delivered by the Borrower, the Required Lenders and each of the Guarantors; and

(b) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

4. Representations and Warranties. To induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative agent, the Documentation Agent and the Lenders that, after giving effect to the amendments and consent provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

5. No Other Amendments or Consents. Except as expressly amended or consented to hereby, the Credit Agreement, the Notes and the other Loan documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment or modification of any provision thereof.

6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

8. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York without giving effect to conflict of laws rules.

[SIGNATURE PAGES FOLLOW]
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    ARMOR HOLDINGS, INC.



                                    By:__________________________
                                          Name:
                                          Title:


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE,
                                    as Administrative Agent and as a Lender



                                    By:__________________________
                                           Name:
                                           Title:


                                    BANK OF AMERICA, N.A., (formerly
                                    NATIONSBANK, N.A.),
                                    as Documentation Agent and as a Lender



                                    By:__________________________
                                           Name:
                                           Title:

                                    FIRST UNION NATIONAL BANK,
                                    as a Lender



                                     By:__________________________
                                           Name:
                                           Title:

                                     SUNTRUST BANK, NORTH FLORIDA, N.A.
                                     as a Lender


                                     By:___________________________
                                           Name:
                                           Title:

                                     CIBC INC.,
                                     as a Lender


                                     By:___________________________
                                            Name:
                                            Title:


     IN WITNESS WHEROF, the undersigned Guarantors hereby acknowledge and consent to the foregoing amendment and hereby reaffirm their obligations under the Guarantee dated February 12, 1999 and such obligations shall extend to the Credit Agreement as amended hereby.

                                      NIK PUBLIC SAFETY, INC.


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development


                                      LOW VOLTAGE SYSTEMS TECHNOLOGY,
                                      INC.


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development


                                      AMERICAN BODY ARMOR &
                                      EQUIPMENT, INC.


                                      By:___________________________
                                      Name:
                                      Title:

                                      DEFENSE TECHNOLOGY CORPORATION
                                      OF AMERICA


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development


                                      PRO-TECH ARMORED PRODUCTS OF
                                      MASSACHUSETTS, INC.


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development

                                      ARMOR HOLDINGS PROPERTIES, INC.


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development


                                      FEDERAL LABORATORIES, INC.


                                      By:___________________________
                                      Name: Robert R. Schiller
                                      Title: Executive Vice President -
                                      Director of Corporate Development


                                      US DEFENSE SYSTEMS, INC.


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer


                                      CDR INTERNATIONAL, INC.


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer

                                      SAFARI LAND LTD., INC.


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer


                                      THE PARVUS COMPANY


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer


                                      ALARM SYSTEMS HOLDINGS COMPANY


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer


                                      FIRE ALARM SERVICE CORPORATION


                                      By:___________________________
                                      Name: Nicholas B. Winiewicz
                                      Title: Vice President - Finance, CFO
                                      Secretary & Treasurer